UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 26, 2005

Onyx Acceptance Financial Corporation

Onyx Acceptance Owner Trust 2005-B

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-113136 333-113136-03	33-0629768 51-6564376
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(Commission File Numbers)

27051 Towne Center Drive, Suite 200 Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Address of Principal Executive Offices)

(949) 465-3500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 21, 2005, Onyx Acceptance Owner Trust 2005-B (the “Trust”) publicly issued U.S.$204,000,000 of Class A-1 3.61522% Asset Backed Notes, U.S.$236,000,000 Class A-2 4.03% Asset Backed Notes, U.S.$331,000,000 Class A-3 4.18% Asset Backed Notes and U.S. $129,000,000 Class A-4 4.34% Asset Backed Notes (collectively, the “Notes”) pursuant to a registration statement (No. 333-113136) declared effective on March 31, 2004. The lead managers for the issuance of the Notes were Credit Suisse First Boston LLC and JPMorgan Chase Bank, N.A. (the “Representatives”). Onyx Acceptance Financial Corporation (the “Registrant”) paid the underwriters a fee of U.S. $1,720,300 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S. $898,197,359.80, were used by the Trust to purchase a pool of motor vehicle retail installment sale contracts and/or installment loans secured by a combination of new and used automobiles and/or light-duty trucks originated by Onyx Acceptance Corporation. (“Onyx”), its affiliates and participating dealers, which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from Onyx. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated July 12, 2005 among Onyx, the Registrant and the Representatives.

4.1	Amended and Restated Trust Agreement, dated July 21, 2005, among the Registrant, JPMorgan Chase Bank, N.A. (the “Indenture Trustee”), as trust agent, and Wilmington Trust Company, as owner trustee.

4.2	Indenture, dated as July 21, 2005, between the Trust and the Indenture Trustee.

4.3	Note Guaranty Insurance Policy.

10.1	Purchase Agreement, dated July 21, 2005, between Onyx and the Registrant.

10.2	Sale and Servicing Agreement, dated July 21, 2005, among Registrant, the Trust, Onyx and the Indenture Trustee.

10.3	Administration Agreement, dated July 21, 2005, among Onyx, the Registrant, the Trust and the Note Insurer.

10.4	Insurance and Reimbursement Agreement, dated July 21, 2005, among Financial Guaranty Insurance Company, Onyx, the Trust and the Indenture Trustee.

25.1	Statement of Eligibility on Form T-1 of JPMorgan Chase Bank, N.A. as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-113136, filed on July 7, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Onyx Acceptance Financial Corporation and the Co-Registrant, Onyx Acceptance Owner Trust 2005-B by its Depositor, Onyx Acceptance Financial Corporation, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 21, 2005	ONYX ACCEPTANCE FINANCIAL CORPORATION

	By:	/S/ VINCENT SCARDINA
	Name:	Vince Scardina
	Title:	Treasurer

July 21, 2005	ONYX ACCEPTANCE OWNER TRUST 2005-B

By: Onyx Acceptance Financial Corporation, Depositor of Onyx Acceptance Owner Trust 2005-B

	By:	/S/ VINCENT SCARDINA
	Name:	Vince Scardina
	Title:	Treasurer

Post-closing 8-K